UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

TransMedics Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-38891	83-2181531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Minuteman Road Andover, Massachusetts	01810
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 552-0900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	TMDX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 23, 2024, TransMedics Group, Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company voted on the following proposals:

Proposal One: The shareholders elected Waleed Hassanein, M.D., James R. Tobin, Edward M. Basile, Thomas J. Gunderson, Edwin M. Kania Jr., Stephanie Lovell, Merilee Raines, and David Weill, M.D. as directors, each to serve on the Board of Directors of the Company until the 2025 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified in accordance with our Restated Articles of Organization and Amended and Restated Bylaws, or his or her earlier death, resignation or removal, based on the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Waleed Hassanein, M.D	24,024,298	208,947	7,690	2,988,846
James R. Tobin	23,518,088	711,239	11,608	2,988,846
Edward M. Basile	19,849,603	4,379,664	11,668	2,988,846
Thomas J. Gunderson	23,873,171	356,023	11,741	2,988,846
Edwin M. Kania, Jr.	23,550,271	679,023	11,641	2,988,846
Stephanie Lovell	23,789,019	441,905	10,011	2,988,846
Merilee Raines	23,928,824	302,040	10,071	2,988,846
David Weill, M.D.	23,735,272	494,175	11,488	2,988,846

Proposal Two: The shareholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, based on the following votes:

For	Against	Abstain	Broker Non-Votes
22,902,359	1,321,627	16,949	2,988,846

Proposal Three: The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2024, based on the following votes:

For	Against	Abstain
26,468,778	748,890	12,113

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMEDICS GROUP, INC.

Date: May 28, 2024	By:	/s/ Stephen Gordon
	Name:	Stephen Gordon
	Title:	Chief Financial Officer and Treasurer